Vanguard Energy Fund

Supplement to the Statement of Additional Information Dated
May 25, 2017 (revised September 26, 2017)

Effective May 18, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for Vanguard Energy Fund
(the “Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 051E 052018